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[logo of Security Life of Denver Insurance Company appears here]


September 15, 1998

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:  Security Life Separate Account L1:  File No. 811-08292;
     CIK No.  0000917677

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Security Life Separate Account L1, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual reports for the underlying management investment companies (the "Underlying Funds"). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their semi-annual reports with the Commission via EDGAR. Those filings, which are identified below, are incorporated herein by reference:

1)   Semi-Annual Report of The Alger American Fund

               CIK:  0832566                   Filed on August 18, 1998

2)   Semi-Annual Report of Fidelity Variable Insurance Products COMB-SEMI

               CIK:  0000917950                Filed on August 20, 1998

3)   Semi-Annual Report of the Neuberger & Berman Advisers Management Trust

               CIK:  0000736913                Filed on August 26, 1998

4)   Semi-Annual Report of the INVESCO Variable Investment Funds

               CIK:  0000912744                Filed on August 28, 1998
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5)   Semi-Annual Report of the Van Eck Worldwide Insurance Trust

               CIK:  0000768847                Filed on August 14, 1998

6)   Semi-Annual Report of the AIM Variable Insurance Funds, Inc.

               CIK:  0000896435                Filed on September 2, 1998

Please do not hesitate to call me at (303) 860-2043 with any questions.

Sincerely,

/s/ Russell C. Burk

Russell C. Burk
Assistant General Counsel
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[Logo of Security Life appears here]



September 11, 1998



Dear Variable Life Insurance Policyowner:

  We appreciate you selecting Security Life of Denver Insurance Company to assist with your variable universal life insurance needs. Enclosed are the financial reports on the underlying investment portfolios which we provide to you twice annually. This information is a tool to help you evaluate the investment options available within your Security Life variable policy.

  I would like to remind you of another tool available to you to help you track the current value of the money you have invested in the variable divisions of your policy. You can view daily unit values on our Web site at securitylife-ing.com. You will be able to access Last Closed Trading Day, Historical Unit Values and Download Options.

  We are deeply committed to honoring our obligation to our customers. Security Life and our fund-manager partners will continue to challenge ourselves to provide the kind of products and service you deserve. We appreciate the opportunity to assist you with quality products and look forward to our continued association. If you have any questions regarding your policy or any information contained in these semi-annual reports, please call your registered representative or our Customer Service Team at 800-848-6362.

Sincerely,


/s/ Carol D. Hard

Carol D. Hard
Senior Vice President, Variable Products